                                                              EXHIBIT 99.(24)(A)

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

MLOA

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491

   Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

   Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

   Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

   Form S-1 or S-3 registration statements to be filed in the 4th quarter of 2015 or the 1st quarter of 2016, for a new index-linked investment option to be offered with certain flexible premium variable life insurance policies, which includes, but is not limited to, the Market Stabilizer Option(R).

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of November, 2015.

                                       /s/ Henri de Castries
                                       -----------------------------------------
                                       Henri de Castries, Director

State of New York)

County of New York) ss.:

On the 20th day of November in the year 2015, before me, the undersigned, personally appeared Henri de Castries, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
--------------------------------------
Signature and Office of individual
taking acknowledgment

MLOA

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

MLOA

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491

   Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

   Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

   Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

   Form S-1 or S-3 registration statements to be filed in the 4th quarter of 2015 or the 1st quarter of 2016, for a new index-linked investment option to be offered with certain flexible premium variable life insurance policies, which includes, but is not limited to, the Market Stabilizer Option(R).

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of November, 2015.

                                       /s/ Ramon de Oliveira
                                       -----------------------------------------
                                       Ramon de Oliveira, Director

State of New York)

County of New York) ss.:

On the 20th day of November in the year 2015, before me, the undersigned, personally appeared Ramon de Oliveira, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
--------------------------------------
Signature and Office of individual
taking acknowledgment

MLOA

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

MLOA

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491

   Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

   Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

   Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

   Form S-1 or S-3 registration statements to be filed in the 4th quarter of 2015 or the 1st quarter of 2016, for a new index-linked investment option to be offered with certain flexible premium variable life insurance policies, which includes, but is not limited to, the Market Stabilizer Option(R).

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of November, 2015.

                                       /s/ Denis Duverne
                                       -----------------------------------------
                                       Denis Duverne, Director

State of New York)

County of New York) ss.:

On the 20th day of November in the year 2015, before me, the undersigned, personally appeared Denis Duverne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
--------------------------------------
Signature and Office of individual
taking acknowledgment

MLOA

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

MLOA

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491

   Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

   Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

   Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

   Form S-1 or S-3 registration statements to be filed in the 4th quarter of 2015 or the 1st quarter of 2016, for a new index-linked investment option to be offered with certain flexible premium variable life insurance policies, which includes, but is not limited to, the Market Stabilizer Option(R).

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of November, 2015.

                                       /s/ Barbara Fallon-Walsh
                                       -----------------------------------------
                                       Barbara Fallon-Walsh, Director

State of New York)

County of New York) ss.:

On the 20th day of November in the year 2015, before me, the undersigned, personally appeared Barbara Fallon-Walsh, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
--------------------------------------
Signature and Office of individual
taking acknowledgment

MLOA

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

MLOA

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491

   Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

   Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

   Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

   Form S-1 or S-3 registration statements to be filed in the 4th quarter of 2015 or the 1st quarter of 2016, for a new index-linked investment option to be offered with certain flexible premium variable life insurance policies, which includes, but is not limited to, the Market Stabilizer Option(R).

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of November, 2015.

                                       /s/ Daniel G. Kaye
                                       -----------------------------------------
                                       Daniel G. Kaye, Director

State of New York)

County of New York) ss.:

On the 20th day of November in the year 2015, before me, the undersigned, personally appeared Daniel G. Kaye, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
--------------------------------------
Signature and Office of individual
taking acknowledgment

MLOA

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

MLOA

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491

   Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

   Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

   Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

   Form S-1 or S-3 registration statements to be filed in the 4th quarter of 2015 or the 1st quarter of 2016, for a new index-linked investment option to be offered with certain flexible premium variable life insurance policies, which includes, but is not limited to, the Market Stabilizer Option(R).

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of November, 2015.

                                       /s/ Peter S. Kraus
                                       -----------------------------------------
                                       Peter S. Kraus, Director

State of New York)

County of New York) ss.:

On the 20th day of November in the year 2015, before me, the undersigned, personally appeared Peter S. Kraus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
--------------------------------------
Signature and Office of individual
taking acknowledgment

MLOA

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

MLOA

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491

   Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

   Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

   Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

   Form S-1 or S-3 registration statements to be filed in the 4th quarter of 2015 or the 1st quarter of 2016, for a new index-linked investment option to be offered with certain flexible premium variable life insurance policies, which includes, but is not limited to, the Market Stabilizer Option(R).

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of November, 2015.

                                       /s/ Anders B. Malmstrom
                                       -----------------------------------------
                                       Anders B. Malmstrom,
                                       Senior Executive Vice President and
                                       Chief Financial Officer

State of New York)

County of New York) ss.:

On the 20th day of November in the year 2015, before me, the undersigned, personally appeared Anders B. Malmstrom, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
--------------------------------------
Signature and Office of individual
taking acknowledgment

MLOA

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

MLOA

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491

   Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

   Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

   Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

   Form S-1 or S-3 registration statements to be filed in the 4th quarter of 2015 or the 1st quarter of 2016, for a new index-linked investment option to be offered with certain flexible premium variable life insurance policies, which includes, but is not limited to, the Market Stabilizer Option(R).

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of November, 2015.

                                       /s/ Kristi A. Matus
                                       -----------------------------------------
                                       Kristi A. Matus, Director

State of New York)

County of New York) ss.:

On the 20th day of November in the year 2015, before me, the undersigned, personally appeared Kristi A. Matus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
--------------------------------------
Signature and Office of individual
taking acknowledgment

MLOA

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

MLOA

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491

   Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

   Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

   Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

   Form S-1 or S-3 registration statements to be filed in the 4th quarter of 2015 or the 1st quarter of 2016, for a new index-linked investment option to be offered with certain flexible premium variable life insurance policies, which includes, but is not limited to, the Market Stabilizer Option(R).

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of November, 2015.

                                       /s/ Andrea Nitzan
                                       -----------------------------------------
                                       Andrea Nitzan, Executive Vice President,
                                       Chief Accounting Officer and Controller

State of New York)

County of New York) ss.:

On the 20th day of November in the year 2015, before me, the undersigned, personally appeared Andrea Nitzan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
--------------------------------------
Signature and Office of individual
taking acknowledgment

MLOA

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

MLOA

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491

   Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

   Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

   Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

   Form S-1 or S-3 registration statements to be filed in the 4th quarter of 2015 or the 1st quarter of 2016, for a new index-linked investment option to be offered with certain flexible premium variable life insurance policies, which includes, but is not limited to, the Market Stabilizer Option(R).

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of November, 2015.

                                       /s/ Mark Pearson
                                       -----------------------------------------
                                       Mark Pearson, Chairman of the Board,
                                       President, Chief Executive Officer and
                                       Director

State of New York)

County of New York) ss.:

On the 20th day of November in the year 2015, before me, the undersigned, personally appeared Mark Pearson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
--------------------------------------
Signature and Office of individual
taking acknowledgment

MLOA

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

MLOA

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491

   Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

   Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

   Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

   Form S-1 or S-3 registration statements to be filed in the 4th quarter of 2015 or the 1st quarter of 2016, for a new index-linked investment option to be offered with certain flexible premium variable life insurance policies, which includes, but is not limited to, the Market Stabilizer Option(R).

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of November, 2015.

                                       /s/ Bertram Scott
                                       -----------------------------------------
                                       Bertram Scott, Director

State of New York)

County of New York) ss.:

On the 20th day of November in the year 2015, before me, the undersigned, personally appeared Bertram Scott, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
--------------------------------------
Signature and Office of individual
taking acknowledgment

MLOA

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

MLOA

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491

   Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

   Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

   Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

   Form S-1 or S-3 registration statements to be filed in the 4th quarter of 2015 or the 1st quarter of 2016, for a new index-linked investment option to be offered with certain flexible premium variable life insurance policies, which includes, but is not limited to, the Market Stabilizer Option(R).

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of November, 2015.

                                       /s/ Lorie A. Slutsky
                                       -----------------------------------------
                                       Lorie A. Slutsky, Director

State of New York)

County of New York) ss.:

On the 20th day of November in the year 2015, before me, the undersigned, personally appeared Lorie A. Slutsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
--------------------------------------
Signature and Office of individual
taking acknowledgment

MLOA

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

MLOA

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491

   Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

   Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

   Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

   Form S-1 or S-3 registration statements to be filed in the 4th quarter of 2015 or the 1st quarter of 2016, for a new index-linked investment option to be offered with certain flexible premium variable life insurance policies, which includes, but is not limited to, the Market Stabilizer Option(R).

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of November, 2015.

                                       /s/ Richard C. Vaughan
                                       -----------------------------------------
                                       Richard C. Vaughan, Director

State of New York)

County of New York) ss.:

On the 20th day of November in the year 2015, before me, the undersigned, personally appeared Richard C. Vaughan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
--------------------------------------
Signature and Office of individual
taking acknowledgment

MLOA